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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) -- March 22, 2004

                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         TENNESSEE                     000-4491                62-0803242
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)


                165 MADISON AVENUE
                MEMPHIS, TENNESSEE                          38103
     (Address of Principal Executive Office)              (Zip Code)


       Registrant's telephone number, including area code - (901) 523-4444




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         This current Report on Form 8-K includes as an exhibit the statement regarding computation of our ratio of earnings to fixed charges for the five years ended December 31, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)       Exhibits

The following exhibits are filed herewith:


Exhibit Number        Description
--------------        -----------
12.1                  Statement regarding computation of ratio of earnings to
                      fixed charges









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST TENNESSEE NATIONAL CORPORATION


Date:  March 22, 2004               By:  /s/ Marlin L. Mosby, III

                                    Name:  Marlin L. Mosby, III

                                    Title: Executive Vice President and
                                           Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------
     12.1                Statement regarding computation of ratio of earnings to
                         fixed charges